AMENDMENT NO. 1

                        TO REGISTRATION RIGHTS AGREEMENT



         This Amendment No. 1, dated as of June 3, 1998 (the "Amendment"), to the Registration Rights Agreement dated as of December 19, 1997 (the "Agreement"), by and among Casella Waste Systems, Inc., a Delaware corporation (the "Buyer") and the persons listed on Schedule I hereto (the "Company Stockholders"), is entered into by said parties.

         WHEREAS, the Company Stockholders (other than Maureen Winters) have received a loan from Goldman, Sachs & Co. ("Goldman, Sachs") and have pledged the Merger Shares owned by them as collateral therefor (the "Pledge");

         WHEREAS, the Buyer has agreed to extend to Goldman, Sachs certain benefits of the Agreement in the event Goldman, Sachs exercises its rights as pledgee, and Goldman, Sachs, by its signature below, has agreed to become party to the Agreement;

         WHEREAS, Maureen Winters has collared 39,000 of the Registrable Shares owned by her, with a maturity date of January 8, 1999 (the "Collar");

         WHEREAS, the Company Stockholders have exercised their rights under
Section 2(a) of the Agreement to require the Buyer to effect the registration of Registrable Shares owned by such Company Stockholders under the Securities Act, and the Buyer is in the process of seeking to register those shares (the "Demand Registration") pursuant to a registration statement on Form S-1 (the "Demand Registration Statement");

         WHEREAS, the Buyer and the Company Stockholders desire to amend certain other provisions of the Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties hereto agree that certain subsections of the Agreement shall be amended to read as indicated below.

         Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Agreement.

         1. Section 3(a) is hereby amended by deleting the reference to "14 days" in the first sentence thereof and inserting "five days" in lieu thereof, and by deleting the


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reference to "10 days" in the first sentence thereof and inserting "two days" in lieu thereof.

         2. Section 4 of the Agreement is hereby deleted and the following shall be inserted in lieu thereof:

         "4. Registration Procedures.  The Buyer shall:

                  (a) promptly prepare and file the Demand Registration Statement with the Commission and use its best efforts to cause the Demand Registration Statement to become and remain effective until the earlier of the sale of all Registrable Shares covered thereby or December 19, 1998 (the "Termination Date"), and as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Demand Registration Statement and the prospectus included in the Demand Registration Statement as may be necessary to keep the Demand Registration Statement effective until the Termination Date; provided, that (i) upon the filing by the Buyer of a registration statement on Form S-1 or S-3 for the sale of shares of its Common Stock (the "Follow-on Offering"), the Buyer may terminate or withdraw the Demand Registration Statement, and (ii) if at any other time the Buyer is engaged in any other activity which, in the good faith determination of the Buyer's Board of Directors would be required to be disclosed in the Demand Registration Statement and such disclosure would, in the good faith determination of the Buyer's Board of Directors interfere with the ability of the Buyer to consummate such transaction, then the Buyer shall have the right, by written notice to the Company Stockholders and Goldman, Sachs, to withdraw the Demand Registration Statement (if it is not yet effective) and/or to require that the Company Stockholders and any pledgees of Registrable Shares cease making offers of Registrable Shares and to return all prospectuses to the Buyer. Following such time as (i) the Buyer and Goldman, Sachs mutually agree that the Follow-on Offering has been abandoned, and/or (ii) the Buyer discloses such other transaction or such other transaction is abandoned by the Buyer, the Buyer shall promptly use its best efforts to take such actions as may be necessary to re-register the Registrable Shares (if the Demand Registration Statement has been terminated) and provide the Company Stockholders and Goldman, Sachs (if Goldman, Sachs is then still the pledgee of Registrable Shares) with revised prospectuses, and following receipt of the revised prospectuses, the Company Stockholders and Goldman, Sachs shall be free to resume making offers of the Registrable Shares. For purposes hereof, any such registration statement which is filed pursuant to this paragraph to re-register the Registrable Shares shall be deemed to be a "Demand Registration Statement".

                  (b) as expeditiously as possible furnish to each selling Company Stockholder and to Goldman, Sachs (if Goldman, Sachs is then still the pledgee of Registrable Shares) such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Company Stockholder or Goldman, Sachs may


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reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Company Stockholder;

                  (c) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Demand Registration Statement under the securities or Blue Sky laws of such states as the selling Company Stockholders or Goldman, Sachs shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Company Stockholders and Goldman, Sachs to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Company Stockholder; provided, however, that the Buyer shall not be required in connection with this paragraph (c) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                  (d) in connection with an underwritten public offering, to furnish to each selling Company Stockholder and Goldman, Sachs a signed counterpart, addressed to all such selling Company Stockholders and Goldman, Sachs, of an opinion of counsel for the Buyer experienced in securities law matters covering substantially the same matters with respect to the registration statement and the prospectus as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities; and

                  (e) use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Buyer (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months beginning with the first month following the effective date of the registration statement.

         If the Buyer has delivered preliminary or final prospectuses to the selling Company Stockholders and/or Goldman, Sachs and after having done so the prospectus is required to be amended to comply with the requirements of the Securities Act, the Buyer shall promptly notify the selling Company Stockholders and Goldman, Sachs, as the case may be, and, if requested, the selling Company Stockholders and Goldman, Sachs shall immediately cease making offers of Registrable Shares and return all prospectuses to the Buyer. Subject to the provisions of Section 4(a) above, the Buyer shall promptly provide the selling Company Stockholders and Goldman, Sachs with revised prospectuses and, following receipt of the revised prospectuses, the selling Company Stockholders and Goldman, Sachs shall be free to resume making offers of the Registrable Shares."

         3. Section 5 of the Agreement is hereby deleted and the following shall be inserted in lieu thereof:


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



         "5. Allocation of Expenses. Goldman, Sachs will pay all Registration Expenses of the Demand Registration and any other registrations under Section 2 or registrations required by Section 4(a) above (including any amendments or supplements to the Demand Registration Statement) and the Buyer will pay all Registration Expenses of all registrations under Section 3. For purposes of this
Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Buyer in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Buyer and of the Buyer's accountants and the fees and expenses of one counsel selected by the selling Company Stockholders to represent the selling Company Stockholders, state Blue Sky fees and expenses, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Company Stockholders' own counsel (other than the counsel selected to represent all selling Company Stockholders)."

         4. Section 6 of the Agreement is hereby deleted and the following shall be inserted in lieu thereof:

         "6. (a)(i) The Buyer agrees to indemnify and hold harmless Goldman, Sachs, each of the selling Company Stockholders and each other person, if any, who controls Goldman, Sachs or such selling Company Stockholder (collectively, the "Sellers' Indemnified Parties") against any losses, claims, damages or liabilities, joint or several, to which any of the Sellers' Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in a Registration Statement under which Registrable Shares are registered under the Securities Act or any preliminary prospectus included in such Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act (each, a "Preliminary Prospectus"), the form of final prospectus relating to the resale of the Registrable Shares by the Company Stockholders (the "Prospectus") in the form first filed pursuant to Rule 424(b) under the Securities Act, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each of the Sellers' Indemnified Parties for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that (i) the Buyer shall not be liable to the Company Stockholders or any controlling person thereof in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Buyer by the Company Stockholders expressly for use therein, and (ii) the Buyer


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shall not be liable to Goldman, Sachs or any controlling person thereof in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Buyer by Goldman, Sachs expressly for use therein. Notwithstanding the foregoing, the Buyer shall have no obligations to Goldman, Sachs under this paragraph with respect to any Registration Statement, Preliminary Prospectus or Prospectus used in connection with an underwritten offering of the shares of the Buyer for which there is an underwriting agreement containing indemnification provisions for the benefit of Goldman, Sachs.

         (ii) Each of the Company Stockholders, severally and not jointly, will indemnify and hold harmless the Buyer and Goldman, Sachs and their respective officers and directors and each other person, if any, who controls the Buyer or Goldman, Sachs against any losses, claims, damages or liabilities, joint or several, to which any of such persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Buyer by such Company Stockholder expressly for use therein; and will reimburse each such person for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such action or claim as such expenses are incurred. The obligations of each Company Stockholder under this subparagraph
(a)(ii) shall be limited to an amount equal to the proceeds to each Company Stockholder of Registrable Shares sold in connection with such registration;

         (b) Goldman, Sachs will indemnify and hold harmless the Buyer and its officers and directors and each selling Company Stockholder and each other person, if any, who controls the Buyer or such selling Company Stockholder against any losses, claims, damages or liabilities, joint or several, to which any such person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements


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therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Buyer by Goldman, Sachs expressly for use therein; and will reimburse each such person for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such action or claim as such expenses are incurred;

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party; and

         (d) If the indemnification provided for herein is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein for any reason, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportions as is appropriate to reflect not only (i) the relative benefits received from the sale of the Registrable Shares by the Buyer and the Company Stockholders (it being understood that any sale of the


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Registrable Shares by or for Goldman, Sachs as pledgee of such shares is to repay loans to the Company Stockholders and is therefore for their benefit) but also (ii) the relative fault of the Buyer, the Company Stockholders and Goldman, Sachs in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Buyer, the Company Stockholders or Goldman, Sachs and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Buyer, the Company Stockholders and Goldman, Sachs agree that it would not be just and equitable if contributions pursuant to this indemnity agreement were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company Stockholders' obligations in this subsection to contribute are several and not joint and no Company Stockholder shall be required to contribute any amount in excess of the proceeds to him, her or it of all Registrable Shares sold by him, her or it pursuant to such Demand Registration Statement."

         5. Section 9 of the Agreement is hereby amended by designating the paragraph appearing therein as paragraph "(a)" and by inserting the following paragraph after said paragraph:

         "(b) Without limiting the generality of the foregoing, and in consideration of Buyer's promises set forth herein and for other good and valuable consideration, each of the Company Stockholders agrees that (other than the Pledge by the Company Stockholders other than Maureen Winters and the Collar by Maureen Winters) he, she or it will not offer, sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, or otherwise seek to reduce or limit his, her or its economic risk of ownership in, any shares of Common Stock of the Buyer, or securities convertible into or exchangeable for shares of Common Stock of the Buyer, until August 31, 1998, otherwise than (i) as a bona fide gift or a transfer effected solely for estate planning purposes, provided the donee or transferee agrees in writing to be bound by the terms hereof, (ii) pursuant to an effective registration statement filed by the Buyer covering such shares (other than the Demand Registration Statement), or (iii) with the prior written consent of the Buyer. Goldman, Sachs & Co. agrees to be bound by the terms of the foregoing with respect to the shares of Common Stock of the Buyer


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pledged to it by any of the Company Stockholders except in connection with the exercise of its rights as pledgee of such shares following a bona fide margin call on such shares. Each of the Company Stockholders and Goldman, Sachs agrees and consents to the entry of stop transfer instructions with the Buyer's transfer agent against the transfer of shares of Common Stock held by such persons, except in accordance with the terms of this paragraph."

         6. Section 10(a) of the Agreement is hereby amended by adding the following paragraph immediately following the provisions for notice to the
Buyer:

         "If to Goldman, Sachs, at 85 Broad Street, New York, New York 10004,
Attention: Special Execution;"

         7. Section 10(c) of the Agreement is hereby deleted and the following shall be inserted in lieu thereof:

         "(c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Buyer and the holders of at least 50% of the Registrable Shares; provided, however, that any such amendment or waiver shall also require the written approval of Goldman, Sachs to the extent the same would materially and adversely affect the rights of Goldman, Sachs herein; and provided further, however, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision."

         8. The Buyer hereby agrees that the Winters Family Partnership, as transferee of certain of the Registrable Shares, shall have the benefit of the Agreement, subject to the execution and delivery by the Winters Family Partnership of a counterpart of this Amendment. By its signature below, the Winters Family Partnership agrees to be bound by the Agreement, as amended hereby, and is hereby deemed included within the definition of "Company Stockholders".

         9. In all other respects, the Agreement shall remain in full force and effect.



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         Executed as of the date first written above.


                                           BUYER:

                                           CASELLA WASTE SYSTEMS, INC.


                                           By:
                                               ---------------------------------

                                           Title:
                                                  ------------------------------



                                           COMPANY STOCKHOLDERS:


                                           -------------------------------------
                                           Joseph M. Winters


                                           -------------------------------------
                                           Andrew B. Winters


                                           -------------------------------------
                                           Brigid Winters


                                           -------------------------------------
                                           Sean Winters


                                           -------------------------------------
                                           Maureen Winters


                                           WINTERS FAMILY PARTNERSHIP


                                           By:
                                              ----------------------------------
                                              General Partner



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                                            GOLDMAN, SACHS & CO.


                                            By:
                                               ---------------------------------






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                                   Schedule I
                                   ----------

                          List of Company Stockholders


Joseph M. Winters
Andrew B. Winters
Brigid Winters
Sean Winters
Maureen Winters
Winters Family Partnership



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